UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 30, 2013

Unilens Vision Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

   000-17861                                                                         27-2254517

(Commission File Number)                              (IRS Employer Identification No.)

10431 72nd Street North
Largo, Florida                                                                          33777-1511
(Address of Principal Executive Offices)                                            (Zip code)

Registrant’s telephone number, including area code:  (727) 544-2531

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Unilens Vision Inc. issued an earnings press release today September 30, 2013, reporting its operating results for the fourth quarter and fiscal year ended June 30, 2013. This press release is attached as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

     (d)

Exhibit 99.1

Unilens Vision Inc. News Release issued September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNILENS VISION INC. (Registrant)
Date: September 30, 2013	By /s/Leonard F. Barker Name: Leonard F. Barker Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

Description

99.1

Unilens Vision Inc. News Release issued September 30, 2013

2